SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange act 1934

December 10, 2003
(Date of report/date of earliest event reported)

CONSUMERS BANCORP, INC.
(Exact name of registrant as specified in its charter)

OHIO	033-79130	34-1771400
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

614 East Lincoln Way
P.O. Box 256
Minerva, Ohio 44657
(Address of principal executive offices)

(330) 868-7701
(Issuer’s telephone number)

N/A
(Former name of former address, if changes since last report)

Item 5:  Other Events

Mark S. Kelly resigned as President of Consumers Bancorp, Inc. and Consumers National Bank effective November 30, 2003. Steven L. Muckley, who was appointed Chief Executive Officer on August 11, 2003, assumed the additional duties of President effective December 1, 2003.

Item 7.  Financial Statements and Exhibits

c. Exhibit 99.1 Press Release dated December 10, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consumers Bancorp Inc.

Date: December 10, 2003	/s/ Steven L Muckley

Steven L. Muckley, Chief Executive Officer